Exhibit 4.1

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------                                                                    ------
NUMBER                                                                    SHARES
------        ----------------------------------------------------        ------
  0           Incorporated under the laws of the State of Delaware
------        ----------------------------------------------------        ------

                          ----------------------------
                          Peninsula Gaming Corporation
                          ----------------------------

                             Total Authorized Issue            See Reverse for
                          2,000 Shares $.01 Par Value        Certain Definitions
                                  Common Stock

                                    SPECIMEN

This is to Certify that _________________________ is the owner of ____________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

__________________                                       ______________________

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                               CORPKIT, NEW YORK

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM              -- as tenants in common

TEN ENT              -- as tenants by the entireties

JT TEN               -- as joint tenants with right of survivorship and not as
                         tenants in common

UNIF GIFT MIN ACT    -- __________ Custodian __________
                          (Cust)              (Minor)
                        under Uniform Gifts to Minors Act _____________
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocable constitute and appoint ___________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated _______________________
           In presence of
                                         _________________________________

      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NO SUCH SECURITY NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.